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                                                                   Exhibit 10.11

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into the 30th day of August, 2002 by and among CapitalSource Holdings LLC, a Delaware limited liability company, and the holders of interests in the Company who are parties hereto.

         The parties hereto agree as follows:

         1. Certain Definitions.


         For purposes of this Agreement, the following terms have the following meanings when used herein:

         (a) "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York are authorized by law, regulation or executive order to close.

         (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (c) "Company" means CapitalSource Holdings LLC, and any Successor Entities.

         (d) "Demand Registration" means any registration of Registrable Securities effected pursuant to Section 2 hereof.

         (e) "Effective Date" means the effective date of the registration statement with respect to a Qualified IPO under the Securities Act.

         (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as in effect from time to time.

         (g) "Form S-3 Registration" means any registration of Registrable Securities effected pursuant to Section 4.

         (h) "Holder" means a holder of Registrable Securities who is a party to this Agreement, including such successors, assigns and transferees as acquire Registrable Securities, directly or indirectly, from such Person.

         (i) "Holders' Counsel" shall have the meaning set forth in Section 7.


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         (j) "Majority Registered Holders" means in the case of any registration statement, the Holders of a majority of the Registrable Securities proposed to be covered (or so covered) in such registration statement.

         (k) "Majority Sellers" means (i) in the case of any offering or proposed offering, the Holders of a majority of the Registrable Securities so offered or proposed to be so offered, and (ii) in the case of any other offering or proposed offering pursuant to any Registration, the Majority Registered Holders of the applicable registration statement.

         (l) "Management Securities" means the Registrable Securities held by a Person listed on Annex B hereto and any of such Person's successors, assigns and transferees who acquire Registrable Securities, directly or indirectly, from such Person.

         (m) "Non-Management Securities" means all Registrable Securities that are not Management Securities.

         (n) "Person" means any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency.

         (o) "Piggyback Registration" means any registration of Registrable Securities effected pursuant to Section 3 hereof.

         (p) "Qualified IPO" means an underwritten public offering by the Company of its equity securities having an aggregate initial public offering price to the public of at least Twenty-Five Million Dollars ($25,000,000).

         (q) "Registrable Securities" means (i) the Units held by a Holder from time to time and (ii) any securities issued or issuable in respect of or in exchange for any of the Units referred to in clause (i) or into which such Units are converted or exchanged and includes, but is not limited to, Securities that are transferred to the shareholders, partners or members of such Holder. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (1) it has been effectively registered under the Securities Act and sold or distributed to any Person pursuant to an effective registration statement covering it, (2) it has been sold or distributed to any Person pursuant to Rule 144, (3) in the case of a Holder which is a limited partnership, limited liability company or other entity and which makes an affirmative election that its Registrable Securities shall no longer be Registrable Securities in contemplation of a proposed distribution to such Holder's partners or members, when they have been distributed to the partners or members of such Holder, or (4) when they have been repurchased by the Company or any Subsidiary. The affirmative election referred to in clause (3) shall be evidenced by written notice to such effect delivered to the Company. Notwithstanding that Registrable Securities have ceased to be Registrable Securities pursuant to clause (3), the Holder of such securities shall continue to be bound by the provisions of Section 5(a) as though such securities remained Registrable Securities (i) with respect to the initial public offering by the

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Company and (ii) thereafter until such securities are eligible for sale under paragraph (k) of Rule 144.

         (r) "Registration" means any Demand Registration, Piggyback Registration or Form S-3 Registration.

         (s) "Regulation M" means Regulation M promulgated by the Commission under the Exchange Act, as such Regulation may be amended from time to time, or any similar successor rule or regulation that may be promulgated by the Commission.

         (t) "Rule 144", "Rule 145", "Rule 415", "Rule 424" and "Rule 462" mean, respectively, Rule 144, Rule 145, Rule 415, Rule 424 and Rule 462, each promulgated by the Commission under the Securities Act, in each case as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

         (u) "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

         (v) "Successor Entity" means, with respect to the Company, a Person who succeeds to its business by means of merger, reorganization, consolidation, purchase of assets or equity securities or otherwise or who becomes the owner of its business.

         (w) "Unit" means a unit of ownership interest in the Company.



         2. Demand Registrations.


         (a) Demand. At any time after six months following the Effective Date, upon written notice to the Company from a Holder (the "Initiating Holder") of Registrable Securities requesting that the Company effect, pursuant to this
Section 2, the registration of such Initiating Holder's Registrable Securities under the Securities Act having a market value at the time of such notice of not less than $25,000,000 (which notice shall specify the Registrable Securities so requested to be registered, the proposed amounts thereof (which shall be Registrable Securities having a market value of at least $25,000,000) and the intended method or methods of disposition by such Initiating Holders (including whether or not the proposed offering is to be underwritten)), the Company shall promptly (but in any event within 20 days) give written notice of such requested registration to all Holders, and thereupon the Company shall, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                  (A) the Registrable Securities that the Initiating Holder has requested the Company to register, for disposition in accordance with the intended method or methods of disposition stated in their notice to the Company; and

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                  (B) all other Registrable Securities the Holders of which
         shall have made a written request to the Company for registration thereof (which request shall specify such Registrable Securities and the proposed amounts thereof) within 20 days after the receipt of such written notice from the Company, all to the extent requisite to permit the disposition by Holders of the securities then constituting Registrable Securities so to be registered; provided, however, notwithstanding the foregoing provisions of this Section 2(a), the affiliated Holders listed on Annex A (the "Affiliated Entities") shall be treated as one Holder for purposes of determining the amount to be registered pursuant to this Section 2(a) and if the Holders listed on Annex A request that the Company register for sale all the remaining aggregate Registrable Securities then held by such Holders, the market value of such securities shall be not less than $10,000,000, rather than $25,000,000 as specified above.

         (b) Number of Demands; Frequency; Duration. Holders shall have the right to four Demand Registrations under this Section 2. The Company shall not be required to effect a Demand Registration pursuant to this Section 2: (i) if it shall have so effected a Demand Registration during the previous six months;
(ii) if the Initiating Holder shall have requested such Demand Registration more than three times (excluding any Registrations under Section 2(c)) previously (which Demand Registrations became effective or were abandoned pursuant to Section 2(d)), or (iii) after the sixth anniversary of the Effective Date; provided, however, that a Demand Registration shall not be deemed to have been effected for purposes of Section 2(b)(i) if the applicable registration statement has not been declared effective and kept effective until the earlier of (i) six months following the date on which such registration statement was declared effective and (ii) the sale pursuant to such registration statement of the Registrable Securities covered thereby.

         (c) Inclusion of Other Securities; Cut-Back. The Company shall not register any securities other than (i) for its own account, or (ii) Registrable Securities, in any Demand Registration without the prior written consent of the Majority Sellers in such Demand Registration. If any securities other than Registrable Securities are so registered, (i) securities to be registered by the Company for sale for its own account with aggregate estimated net proceeds therefrom to the Company (at the time of filing such registration statement) of up to $50,000,000 shall have absolute priority over securities requested to be registered by Holders or third parties, (ii) Registrable Securities of Holders shall have absolute priority over (A) any securities to be registered by the Company for sale for its own account other than securities referred to in clause
(i) and (B) securities requested to be registered by third parties, and (iii) the Holders of Registrable Securities included in such registration will not be deemed to have used a Demand Registration under this Section 2 with respect to such registration.

         Notwithstanding the provisions of Section 2(a) hereof, if the managing underwriter or underwriters of a proposed underwritten offering of Registrable Securities pursuant to Section 2(a) hereof (which may also include an offering of securities for the account of the Company), deliver written advice to the Holders requesting inclusion of their Registrable Securities stating that the total amount or kind of securities that they and any other Persons (other than the Company) seek to include in such offering would materially and adversely affect the

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success of such offering, then the amount or kind of Registrable Securities to be offered for the accounts of Holders shall be reduced pro rata (subject to the provisions of the next paragraph) based on the number of Registrable Securities requested to be included in such Registration by the Holders to the extent necessary to reduce the total amount of Registrable Securities to be included in such offering to that recommended by such managing underwriter or underwriters (which amount may be zero); provided, however, that if the amount of any kind of Registrable Securities to be offered for the accounts of Holders is reduced in accordance with this Section 2(c), the Company may not include in such offering any securities other than (i) Registrable Securities and (ii) securities, if any, that the Company is offering for sale for its own account in a primary underwritten offering. If the number of Registrable Securities to be included in a registration pursuant to this Section 2 is reduced by more than two-thirds (2/3) of the number of Registrable Securities requested to be offered pursuant to this Section 2, the Holders shall be granted an additional right to Demand Registration under this Section 2.

         If Management Securities are proposed to be included in a Registration in which the number of Registrable Securities to be included therein is the subject of a cut-back upon the advice of the managing underwriter or underwriters, then as between the Holders of Management Securities and the Holders of Non-Management Securities, the proration of Registrable Securities shall be made in accordance with this paragraph. The Holders of Non-Management Securities shall be entitled to offer one hundred and twenty-five percent (125%) of the number of Registrable Securities which they would have been entitled to offer but for the provisions of this paragraph, and the number of Management Securities which the Holders thereof shall be entitled to offer shall be reduced pro rata by the number of additional Non-Management Securities included in the offering pursuant to the provisions of this paragraph.

         (d) Company's Right to Delay Registration. Notwithstanding the foregoing, the Company may delay filing a registration statement, and may withhold its efforts to cause the registration statement to become effective, for the minimum period necessary in the reasonable good faith judgment of the Company, if the Company determines in reasonable good faith that such registration might (i) interfere with or affect the negotiation or completion of any material transaction that is then being actively contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (ii) involve initial or continuing disclosure obligations that might not be in the best interests of the holders of the Company's equity securities. Any time the Company exercises its right to delay the filing of a registration statement or to withhold its efforts to cause a registration statement to become effective, the period of time when Holders hereunder have the right to cause the Company to effect a Demand Registration as provided in Section 2(b) shall be extended during the period of such delay.

         3. Piggyback Registrations.

         (a) Effective Registration. If the Company proposes to file a registration statement under the Securities Act (for its own account or for the account of others and including, without limitation, the registration statement in connection with a Qualified IPO) with respect to any class of equity securities (other than in connection with the registration of equity securities issued or issuable pursuant to an employee equity option, purchase, bonus or similar

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plan or pursuant to a merger, exchange offer or transaction of the type specified in Rule 145(a) under the Securities Act) at any time prior to the sixth anniversary of the Effective Date, then the Company shall give written notice of such proposed filing to the Holders at least 20 days before the anticipated filing date, and such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as each such Holder may request. The Company shall use its reasonable good faith efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the inclusion therein of any Registrable Securities the Holders of which request, within 15 days after receiving written notice of the proposed filing from the Company, such inclusion, on the same terms and conditions as any similar securities of the Company so included. Any Holder's request for such inclusion may be withdrawn, in whole or in part, at any time prior to the effective date of the registration statement for such offering.

         (b) Cut-Backs. Notwithstanding the provisions of Section 3(a) hereof, if the managing underwriter or underwriters of a proposed underwritten offering as described in such Section 3(a) deliver written advice to the Holders requesting inclusion of their Registrable Securities stating that the total amount or kind of securities that they and any other Persons seek to include in such offering would materially and adversely affect the success of such offering, then the amount or kind of Registrable Securities to be offered for the accounts of Holders shall be reduced pro rata based on the number of Registrable Securities then requested to be included by the Holders to the extent necessary to reduce the total amount of Registrable Securities to be included in such offering to that recommended by such managing underwriter or underwriters (which amount may be zero); provided, however, that if the amount of any kind of Registrable Securities to be offered for the accounts of Holders is reduced in accordance with this Section 3(b), the Company may not include in such offering any securities other than (i) Registrable Securities and (ii) securities, if any, that the Company is offering for sale for its own account in a primary underwritten offering.

      If Management Securities are proposed to be included in a Registration in which the number of Registrable Securities to be included therein is the subject of a cut-back upon the advice of the managing underwriter or underwriters, then as between the Holders of Management Securities and the Holders of Non-Management Securities, the proration of Registrable Securities shall be made in accordance with this paragraph. The Holders of Non-Management Securities shall be entitled to offer one hundred and twenty-five percent (125%) of the number of Registrable Securities which they would have been entitled to offer but for the provisions of this paragraph, and the number of Management Securities which the Holders thereof shall be entitled to offer shall be reduced pro rata by the number of additional Non-Management Securities included in the offering pursuant to the provisions of this paragraph.

      4. Form S-3 Registration.


         (a) Effective Registration. If the Company becomes eligible to use Form S-3 for resale of securities under the Securities Act or a comparable successor form, the Company shall use its best efforts to continue to qualify at all times for registration on Form S-3 or such successor form. At any time after the Company becomes eligible to use Form S-3 or such successor form, upon written notice to the Company from Holders holding Registrable Securities having a market value at the time of such notice of not less than $10,000,000 shall have the right

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to request and have effected a registration of Registrable Securities on Form
S-3 or such successor form for a public offering of Registrable Securities so long as Registrable Securities having a market value of at least $10,000,000 at the time of such notice are proposed to be included in such registration. The Holders shall have an unlimited number of Form S-3 Registrations under this
Section 4. Each such notice shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method or methods of disposition by such Holders. The Company shall use its best efforts to cause the registration statement or statements filed pursuant to this Section to remain effective until the earlier of (A) the date on which all Registrable Securities included in the registration statement shall have been sold and (B) the date which is six (6) months following the effective date of the applicable registration statement.

                  (b) Inclusion of Other Securities; Cut-Back; Company's Right to Delay Registration. A registration of Registrable Securities on Form S-3 pursuant to this Section 4 shall not count as a "Demand Registration" for purposes of determining the number of Demand Registrations a Holder is entitled to pursuant to Section 2, but each such registration shall be treated as a Demand Registration for all other purposes of Section 2.

      5. Holdback Agreements.


         (a) Restrictions on Public Sales by Holders of Registrable Securities. To the extent not inconsistent with applicable law, each Holder of Registrable Securities eligible for inclusion in a registration statement that is timely notified in writing of such right by the managing underwriter or underwriters of any securities being registered in an underwritten offering (other than pursuant to an employee equity option, purchase, bonus or similar plan, pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), shall not (if so requested by such managing underwriter or underwriters and provided that all beneficial owners of five percent (5%) or more of the Company's securities are likewise restricted) effect any public sale or distribution (including a sale pursuant to Rule 144) of any Registrable Securities that are similar to any such securities or any Registrable Securities convertible into or exchangeable or exercisable for any such securities, during the period so requested, not to exceed the 180-day period beginning on, the effective date of the applicable registration statement, except as part of such registration. Notwithstanding anything to the foregoing, nothing in this Agreement shall prohibit any of the Holders from selling their Registrable Securities in a private transaction. If there is a waiver by a managing underwriter or underwriters of any restriction pursuant to this Section 5(a) with respect to any beneficial owner of five percent (5%) or more of the Company's securities, then such waiver shall automatically apply to each Holder of Registrable Securities.

         (b) Restrictions on Sales by the Company. If so requested by the managing underwriter or underwriters, the Company shall not effect any sale of any securities of the Company similar to any Registrable Securities being offered in an underwritten offering under a registration statement filed pursuant to this Agreement or any securities of the Company convertible into or exchangeable or exercisable for any such Registrable Securities, during the period so requested, not to exceed the 180-day period beginning on, the effective date of the

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applicable registration statement, except as part of such registration or pursuant to employee benefit plans maintained by the Company at the beginning of such restricted period.

      6. Registration Procedures.

         (a) Company Procedures. Whenever the Company is required by this Agreement to effect the registration of any Registrable Securities under the Securities Act pursuant to a registration statement, the Company shall use its best efforts to effect each such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall, as soon as practicable:

            (i) prepare and file with the Commission (and shall use its best efforts to file the same no later than 45 days after the request for registration made in accordance with the Agreement) the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to be declared effective as soon as practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act, provided that as soon as practicable but in no event later than three Business Days before filing such registration statement, any related prospectus or any amendment or supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such registration statement or a registration statement filed pursuant to Rule 462), the Company shall deliver to the Holders, the Holders' Counsel and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders, the Holders' Counsel and underwriters; the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such registration statement) to which the managing underwriters of the applicable offering, if any, or the Majority Registered Holders shall have reasonably objected in writing within two Business Days after receipt of such documents to the effect that such registration statement or amendment thereto or prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act (provided that the foregoing shall not limit the right of any Holder whose Registrable Securities are covered by a registration statement to reasonably object, within two Business Days after receipt of such documents, to any particular information that is to be contained in such registration statement, amendment, prospectus or supplement and relates specifically to such Holder, including, without limitation, any information describing the manner in which such Holder acquired such Registrable Securities and the intended method or methods of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or such Holders, the Company shall use its best efforts to cooperate with such underwriters and Holders to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriters and Holders;

            (ii) prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such

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registration statement continuously effective and current for the period required by this Agreement to the extent permitted under the Securities Act; and cause each related prospectus to be supplemented by any prospectus supplement as may be required, and as so supplemented to be filed pursuant to Rule 424; and otherwise comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such registration statement or such prospectus or prospectus supplement;

            (iii) notify the Holders and the managing underwriters, if any, of the applicable offering (providing, if requested by any such Persons, confirmation in writing) as soon as practicable after becoming aware of: (A) the filing of any prospectus or prospectus supplement or the filing or effectiveness (or anticipated date of effectiveness) of such registration statement or any post-effective amendment thereto; (B) any request by the Commission for amendments or supplements to such registration statement or the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification or registration (or exemption therefrom) of any Registrable Securities for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purposes; or (E) the happening of any event that makes any statement made in such registration statement or in any related prospectus, prospectus supplement, amendment or document incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement or in any such prospectus, supplement, amendment or other such document so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus in the light of the circumstances under which they were made) not misleading;

            (iv) make every reasonable effort to obtain at the earliest possible moment the withdrawal of any order or other action suspending the effectiveness of any such registration statement or suspending the qualification or registration (or exemption therefrom) of the Registrable Securities for sale in any jurisdiction;

            (v) if reasonably requested by the managing underwriters, if any, of the applicable offering, or by the Majority Sellers, as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such underwriters or the Majority Sellers, as the case may be, agree should be included therein relating to the sale and offering of the applicable Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to any underwriters, the purchase price being paid therefor by any such underwriters and any other terms of the offering of the Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable following receipt of notice of the matters to be incorporated therein;

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            (vi) as soon as practicable after filing such documents with the
Commission, furnish to the Holders, the Holders' Counsel and each of the underwriters, if any, without charge, at least one manually signed or conformed copy of such registration statement and any post-effective amendment thereto, including financial statements and schedules; and as soon as practicable after the request of any Holder, the Holders' Counsel or underwriter, furnish to such Holder, the Holders' Counsel or underwriter, as the case may be, at least one copy of any document incorporated by reference in such registration statement or in any related prospectus, prospectus supplement or amendment, together with all exhibits thereto (including those previously furnished or incorporated by reference);

            (vii) deliver to the Holders, the Holders' Counsel and to each of the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; subject to Section 6(b)(i) hereof, the Company consents to the use of any such prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by any such prospectus or any amendment or supplement thereto;

            (viii) prior to any public offering of Registrable Securities, register or qualify (or obtain an exemption therefrom), or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption therefrom) of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as the Holders or the underwriters, if any, shall reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period during which such registration statement is required to be kept effective pursuant to this Agreement; and do any and all other acts and things reasonably necessary or advisable to facilitate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not be required to qualify but for this Section 6(a)(viii);

            (ix) cooperate with Holders participating in such registration and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

            (x) use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be reasonably necessary to enable the Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

            (xi) as soon as practicable after the occurrence of any event described in Section 6(a)(iii)(E) hereof, prepare a supplement or post-effective amendment to such registration statement or to the related prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of


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the Registrable Securities being sold thereunder, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; if any event described in Section 6(a)(iii)(B) hereof occurs, use its best efforts to cooperate with the Commission to prepare, as soon as practicable, any amendment or supplement to such registration statement or such related prospectus and any other additional information, or to take other action that may have been requested by the Commission;

            (xii) use its best efforts to cause the Registrable Securities covered by such registration statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which the equity securities of the Company of the same type and class as the Registrable Securities are then listed (or included), if so requested by the Majority Registered Holders or the underwriters, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities no later than the effective date of such registration statement; use its best efforts to cause any other Registrable Securities covered by such registration statement to be listed (or included) on each securities exchange (or quotation system operated by a national securities association) on which securities of the same class and series, if any, are then listed (or included) (or on any exchange or quotation system on which any Person other than a Holder shall have the right to have securities of the same class and series, if any, listed or included), if so requested by the Majority Registered Holders or the underwriters, if any, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and, if necessary, provide a transfer agent for such securities no later than the effective date of such registration statement;

            (xiii) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form for the managing underwriters with respect to issuers of similar market capitalization and reporting and financial histories) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities included in such registration statement and, in the case of an underwritten offering: (A) make representations and warranties to each Holder of Registrable Securities participating in such offering and to each of the underwriters, in such form, substance and scope as are customarily made to the managing underwriter or underwriters by issuers of similar market capitalization and reporting and financial histories and confirm the same to the extent customary if and when requested; (B) obtain opinions of counsel to the Company and updates thereof addressed to each Holder of Registrable Securities participating in such offering and to each of the underwriters, such opinions and updates to be in customary form and covering the matters customarily covered in opinions obtained in underwritten offerings by the managing underwriter or underwriters for issuers of similar market capitalization and reporting and financial histories; (C) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants addressed to each Holder of Registrable Securities participating in such offering and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters to the managing underwriter or underwriters in connection with underwritten offerings by them for issuers of similar market capitalization and reporting and financial histories; (D) provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures no less favorable than those set forth in

Section 8 hereof with respect to all parties to be indemnified pursuant to such
Section 8; and (E) deliver such customary documents and certificates as may be reasonably requested by the Majority Sellers and the managing underwriter or underwriters to evidence compliance with this paragraph (xiii) and with any customary conditions contained in the underwriting agreement entered into by the Company in connection with such offering;

            (xiv) in the case of any non-underwritten offering: (A) obtain an opinion of counsel to the Company at the time of effectiveness of such registration statement covering such offering and an update thereof at the time of effectiveness of any post-effective amendment to such registration statement (other than by reason of incorporation by reference of documents filed with the Commission) addressed to each Holder of any Registrable Securities covered by such registration statement, covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in underwritten offerings by issuers with similar market capitalization and reporting and financial histories; (B) obtain a "comfort" letter from the Company's independent certified public accountants at the time of effectiveness of such registration statement and, upon the request of the Majority Sellers, updates thereof, in each case addressed to each Holder of Registrable Securities participating in such offering and covering matters that are no more extensive in scope than would be customarily covered in "comfort" letters and updates obtained in underwritten offerings by issuers with similar market capitalization and reporting and financial histories; and (C) deliver a certificate of a senior executive officer of the Company at the time of effectiveness of such registration statement and, upon the request of the Majority Sellers, updates thereof, such certificates to cover matters no more extensive in scope than those matters customarily covered in officers' certificates delivered in connection with underwritten offerings by issuers with similar market capitalization and reporting and financial histories;

            (xv) make available, for inspection by the Holders of the Registrable Securities included in such registration, any underwriter participating in any disposition of Registrable Securities pursuant to such registration statement, and any attorney, accountant or other representative retained by such selling Holders or by any such underwriter (subject to, if so requested by the Company, appropriate confidentiality agreements), all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, Managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or other representative in connection with such registration;

            (xvi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission relating to such registration and the distribution of the securities being offered (including, without limitation, Regulation M, with respect to which the Company shall also use its best efforts timely to apprise each Holder of any bids and purchases by the Company, and of any known bids and purchases by each "affiliated purchaser" (as defined in Regulation M) of the Company, that would in the opinion of the Company be prohibited under Regulation M in connection with a "distribution" (as so defined) by such Holder) and make generally available to its security holders earning statements satisfying the provisions of Rule 158 under the Securities Act, no later than 60 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which the

Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of such registration statement, which earning statements shall cover such 12-month periods;

            (xvii) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and in the performance of any customary or required due diligence investigation by any underwriter; and

            (xviii) use its best efforts to take all other reasonable steps necessary and appropriate to effect such registration in the manner contemplated by this Agreement.

         (b) Holder Procedures.


            (i) Each Holder agrees, by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the happening of any event described in Section 6(a) paragraphs (iii)(B), (iii)(C), (iii)(D) or (iii)(E) hereof, such Holder shall forthwith discontinue disposition of any Registrable Securities (but, in the case of an event described in Section 6(a)(iii)(D), in the affected jurisdiction or jurisdictions only) covered by the affected registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a) paragraphs (iii) or (xi) hereof or until such Holder is (it being agreed by the Company that the underwriters, if any, shall also be) advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall have given any such notice during a period when a Demand Registration is in effect, the six-month period mentioned in Section 2(b) hereof, shall be extended by the number of days from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities included in such Registration shall have received the copies of the supplemented or amended prospectus contemplated by Section 6(a) paragraphs (iii) or (xi) hereof or the Advice, as the case may be.

            (ii) In connection with any underwritten public offering of Registrable Securities pursuant to a Piggyback Registration or Demand Registration, the managing underwriter or underwriters of such offering shall be an investment banking firm or firms selected by the Company and shall be reasonably acceptable to the Majority Sellers.

      7. Registration Expenses.


         All Registration Expenses, as hereinafter defined, shall be borne by the Company. The term "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" or similar letters or reports required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with any registration hereunder; reasonable fees and expenses of other Persons retained by the Company and up to $25,000 of fees and expenses of one counsel chosen by the Majority Registered Holders to represent the Holders with respect to such registration ("Holders' Counsel"); provided that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities or fees and expenses of counsel for any of the Holders other than Holders' Counsel or out-of-pocket expenses of any of the Holders. Holders' Counsel shall be entitled to participate in all drafting sessions and due diligence sessions in which the managing underwriter or underwriters and their counsel participate and to receive information and documents pursuant to
Section 6(a)(xv) hereof.

      8. Indemnification; Contribution.


         (a) Indemnification by the Company. The Company shall indemnify, to the full extent permitted by law, each Holder of Registrable Securities, its officers, Managers, employees, partners, members and agents, each Person who controls such Holder (within the meaning of the Securities Act) and any investment adviser thereof, counsel or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto,
(ii) any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, except in each case the Company shall not be obligated to indemnify a particular Holder insofar, but only insofar, as the same arises out of or is based upon (i) an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein, or (ii) a violation by such Holder of Section 6(b)(i) hereof. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall, if requested by the managing underwriter or underwriters of such offering, also indemnify any underwriters of the Registrable Securities, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and their officers and Managers and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Holders and other specified Persons.

         (b) Indemnification by Holders of Registrable Securities. In connection with any registration statement covering Registrable Securities, each Holder (severally, as to itself only, and not jointly with any other Holder) any of whose Registrable Securities are covered thereby shall furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such registration statement, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the full extent permitted by law, the Company, the Company's Managers, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act) and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such registration statement or in such related prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein, or (ii) a violation by such Holder of Section 6(b)(i) hereof; provided, however, that in no event shall the liability of any Holder for indemnification under this Section 8(b) exceed the net proceeds received by such Holder from the sale of Registrable Securities under the applicable registration statement and the Holder shall not indemnify for any settlement made without the consent of such Holder, which consent shall not be unreasonably withheld. This indemnity is in addition to any liability that a Holder may otherwise have. Each Holder participating in an offering of Registrable Securities shall, if requested by the managing underwriter or underwriters of such offering, also (severally, as to itself only, and not jointly with any other Holder) indemnify any underwriters of such Registrable Securities, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities and their officers and Managers and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company and other specified Persons.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 8 agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the reasonable fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel to such indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party treating as one each Holder and any of its officers and Managers and each Person who controls such Holder). The indemnifying party shall not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 8 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

         (d) Contribution.


            (i) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that in no event shall the liability of any Holder for contribution under this Section 8(d) exceed the net proceeds received by such Holder from the sale of Registrable Securities under the applicable registration statement. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (iii) If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in

Section 8(a) and Section 8(b) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d).

      9. Rule 144 Reporting. With a view to making available the benefits of Rule 144 promulgated under the Securities Act ("Rule 144"), the Company agrees at its cost and expense to use its best efforts to:

         (a) at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, or at all times after the equity securities of the Company shall initially be registered pursuant to the requirements of Section 12 of the Exchange Act of 1934, as amended (the "Exchange Act") make and keep public information available, as those terms are understood within Rule 144;

         (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to each Holder of Registrable Securities, forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual and/or quarterly report of the Company and such other information as may reasonably be requested by a holder to permit such Holder to avail itself of any rule or regulation of the Commission that permits the selling of the Registrable Securities without registration under the Securities Act.

      10. Participation in Underwritten Registrations

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) timely completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay such Person's pro rata portion of all underwriting discounts and commissions and the fees and expenses of such Person's counsel (other than Holders' Counsel up to the amount specified in Section 7).

      11. Cooperation with the Company.


         Each Holder by the acceptance of Registrable Securities agrees to use its reasonable best efforts to cooperate with the Company in all reasonable respects in connection with the preparation and filing of Registrations hereunder in which such Registrable Securities are included or requested to be included.

      12. Miscellaneous.


         (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to any of its securities that contains provisions more favorable to the holders thereof than the provisions contained in this Agreement (including, without limitation, granting to such holders rights to register securities which have priority over the rights of the Holders under this Agreement) without providing for the granting of comparable rights to the Holders in this Agreement or that contains provisions that conflict with the provisions hereof.

         (b) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights in an action at law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Provisions and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company shall have obtained the prior written consent of (i) the Holders of a majority of the securities then constituting Registrable Securities and (ii) each Holder materially and adversely affected by such amendment, modification, supplement, waiver or departure.

         (d) Notices. All notices, requests, waivers, releases, consents, and other communications required or permitted by this Agreement (collectively, "Notices") shall be in writing. Notices shall be deemed sufficiently given for all purposes under this Agreement when delivered in person, when dispatched by telegram or (upon written confirmation of receipt) by electronic facsimile transmission or (upon written confirmation of receipt), when dispatched by a nationally recognized overnight courier service, or three Business Days after being deposited in the mail, postage prepaid, if mailed. All Notices shall be delivered as follows:

            (i) if to a Holder of Registrable Securities, at the address indicated on Company's registrar relating to such securities or at such other address as such Holder may have furnished to the Company in writing; and

            (ii) if to the Company, at:

                 CapitalSource Holdings LLC
                 4445 Willard Avenue, NW
                 12th Floor
                 Chevy Chase, MD 20815
                 Attention:  General Counsel
                 Telephone Number:  (301) 841-2732
                 Fax Number:  (301) 841-2380
                 with a copy to:

                 James E. Showen, Esq.
                 Hogan & Hartson, L.L.P.
                 555 Thirteenth Street, NW
                 Washington, DC 20004
                 Telephone Number:  (202) 637-5600
                 Fax Number:  (202) 637-5910

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including any successors by merger to the Company. It is contemplated that the Company may be restructured before a Qualified IPO or other initial public offering (for example, the entity effecting an initial public offering may be a successor by merger or reorganization to, or may be an owner of the Company). This Agreement shall bind and apply to each Successor Entity as if it is the Company hereunder. Holders may transfer their rights hereunder to any transferee of Registrable Securities.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings; Construction. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, all references to Sections are to Sections of this Agreement, "or" is inclusively disjunctive, and words in the singular include the plural and vice versa. In computing any period of time specified in this Agreement, the date of the act or event from which such period of time is to be measured shall be included, any such period shall expire at 5:00 p.m., Washington, D.C. time, on the last day of such period, and any such period denominated in months shall expire on the date in the last month of such period that has the same numerical designation as the date of the act or event from which such period is to be measured; provided, however, that if there is no date in the last month of such period that has the same numerical designation as the date of such act or event, such period shall expire on the last day of the last month of such period.

         (h) Certain Adjustments. Notwithstanding anything to the contrary contained in this Agreement, the Board of Managers of the Company may make or provide for such adjustments in the numbers of shares of, or percentage of interest represented by, Registrable Securities specified in any other provision of this Agreement specifying a number or percentage of Registrable Securities, as the Board of Managers may determine, is equitably required to prevent diminution or enlargement of the rights of Holders that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital structure of the Company.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

         (j) Severability. If one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect, for any reason, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby, and the provision held to be invalid, illegal or unenforceable shall be reformed to the minimum extent necessary, and in a manner as consistent with the purposes thereof as is practicable, so as to render it valid, legal and enforceable, it being intended that all of the rights and privileges of the Holders hereunder shall be enforceable to the fullest extent permitted by law.

         (k) Agreement. This Agreement is intended by the Company and the Holders to be a final expression thereof and is intended to be a complete and exclusive statement of the agreement and understanding of the Company and the Holders in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the Company and any Holders with respect to such subject matter.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         CapitalSource Holdings LLC

                                         By: /s/ Steven A. Museles
                                            ------------------------------------
                                                Name: Steven A. Museles
                                                     ---------------------------
                                                Title: Senior Vice President
                                                      --------------------------


                                            [SIGNATURE PAGES FOR HOLDERS FOLLOW]

                                   FARALLON CAPITAL PARTNERS, L.P.

                                   By:    Farallon Partners, L.L.C.,
                                          its General Partner

                                   By: /s/ Thomas F. Steyer
                                       -----------------------------------------
                                   Name: Thomas F. Steyer
                                         ---------------------------------------
                                   Title: Senior Managing Member




                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   FARALLON CS INSTITUTIONAL FINANCE
                                   II, L.P.

                                   By:    Farallon CS Institutional Finance,
                                          L.L.C., its General Partner

                                   By:    Farallon Capital Management, L.L.C.,
                                          its Manager

                                   By:  /s/ Thomas F. Steyer
                                       -----------------------------------------
                                   Name: Thomas F. Steyer
                                         ---------------------------------------
                                   Title: Senior Managing Member



                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   RR CAPITAL PARTNERS, L.P.

                                   By:    Farallon Partners, L.L.C.,
                                          its General Partner

                                   By: /s/ Thomas F. Steyer
                                       -----------------------------------------
                                   Name: Thomas F. Steyer
                                         ---------------------------------------
                                   Title: Senior Managing Member




                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   MADISON DEARBORN CAPITAL
                                   PARTNERS III, L.P.

                                   By:    Madison Dearborn Partners III, L.P.,
                                          its General Partner

                                   By:    Madison Dearborn Partners III, LLC
                                          its General Partner

                                   By: /s/ Timothy Hurd
                                       -----------------------------------------
                                   Name: Timothy Hurd
                                         ---------------------------------------
                                   Title: Managing Director




                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   MADISON DEARBORN SPECIAL
                                   EQUITY III, L.P.

                                   By:    Madison Dearborn Partners III, L.P.,
                                          its General Partner

                                   By:    Madison Dearborn Partners III, LLC
                                          its General Partner

                                   By: /s/ Timothy Hurd
                                       _________________________________________
                                   Name: Timothy Hurd
                                         _______________________________________
                                   Title: Managing Director




                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   SPECIAL CO-INVEST PARTNERS I

                                   By: /s/ Timothy Hurd
                                       _________________________________________
                                   Name:  Timothy Hurd
                                         _______________________________________
                                   Title: Managing Director




                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   SPECIAL ADVISORS FUND I, LLC

                                   By:    Madison Dearborn Partners III, L.P.
                                                 its Manager

                                   By:    Madison Dearborn Partners III, LLC
                                          its General Partner

                                   By:  /s/ Timothy Hurd
                                       _________________________________________
                                   Name: Timothy Hurd
                                         _______________________________________
                                   Title: Managing Director




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               Amended and Restated Registration Rights Agreement
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
                                   RANDOLPH STREET PARTNERS II

                                   By: /s/ Michael H. Kerr
                                      _________________________________________
                                   Name: Michael H. Kerr
                                        _______________________________________
                                   Title: General Partner




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
                                   WACHOVIA CAPITAL PARTNERS, LLC


                                   By: /s/ Frederick W. Eubank, II
                                       _______________________________
                                   Name: Frederick W. Eubank, II
                                         _____________________________
                                   Title: Partner
                                          ____________________________



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
                                   HCLSF, INC.

                                   By: /s/ Richard L. Grubman
                                       ________________________
                                   Name: Richard L. Grubman
                                         ______________________
                                   Title: President
                                          _____________________





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
                                   HIGHFIELDS CAPITAL I, LP

                                   By:    Highfields Associates LLC
                                   its General Partner

                                   By: /s/ Richard L. Grubman
                                       ________________________
                                   Name: Richard L. Grubman
                                         ______________________
                                   Title: Managing Member
                                          _____________________



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
                                   HIGHFIELDS CAPITAL II, LP

                                   By:    Highfields Associates LLC
                                   its General Partner

                                   By: /s/ Richard L. Grubman
                                       ________________________
                                   Name: Richard L. Grubman
                                         ______________________
                                   Title: Managing Member
                                          _____________________




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
                                   FWH ASSOCIATES, L.P.

                                   By:  /s/ F. Warren Hellman
                                        _______________________
                                   Name:  F. Warren Hellman
                                          _____________________
                                   Title:  General Partner
                                          _____________________




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
                                   PACIFIC AVENUE GROUP, LP

                                   By:  /s/ F. Warren Hellman
                                        ______________________
                                   Name:  F. Warren Hellman
                                          ____________________
                                   Title:  General Partner
                                          ____________________



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
                                   MARCO F. HELLMAN TRUST B

                                   By:  /s/ F. Warren Hellman
                                        _______________________
                                   Name:  F. Warren Hellman
                                          _____________________
                                   Title:  Trustee
                                          _____________________



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
                                   THE PISCES FUND

                                   By:    The Robert J. Fisher 1989 Insurance
                                          Trust, its General Partner

                                   By: /s/ John J. Fisher
                                       _______________________
                                   Name:  John J. Fisher
                                          ____________________
                                   Title:  Trustee
                                           ___________________




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
                                   KB CAPITAL SOURCE VENTURES, INC.

                                   By: /s/ _____________________________________
                                   Name: _______________________________________
                                   Title:





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
                                   OZ DOMESTIC PARTNERS, LP

                                   By: /s/ Daniel S. Deh
                                       ___________________________
                                   Name: Daniel S. Deh
                                         _________________________
                                   Title: Senior Managing Member
                                          ________________________





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
                                   OZ SPC II, INC.

                                   By: /s/ Daniel S. Deh
                                       __________________________
                                   Name: Daniel S. Deh
                                         ________________________
                                   Title: Senior Managing Member
                                          _______________________





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
                                   CROWN SFO ASSOCIATES LLC

                                   By: /s/ Darren Red
                                       ___________________________
                                   Name: Darren Red
                                         _________________________
                                   Title: President




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
                                   ARTHUR ROCK 2000 TRUST

                                   By:  /s/ Arthur Rock
                                        ________________________
                                   Name:  Arthur Rock
                                          ______________________
                                   Title:  Trustee
                                           _____________________




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
                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO CHARLES T. SPALDING

                                   By:  /s/ Francis A. Martin, III
                                        ___________________________
                                   Name:  Francis A. Martin, III
                                          _________________________
                                   Title:  Trustee
                                           ________________________





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
                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO PATRICK M. SPALDING

                                   By: /s/ Francis A. Martin, III
                                       __________________________
                                   Name:  Francis A. Martin, III
                                          _______________________
                                   Title:  Trustee
                                           ______________________





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
                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO CONSUELO T.M. SPALDING

                                   By: /s/ Francis A. Martin, III
                                       ____________________________
                                   Name:  Francis A. Martin, III
                                          _________________________
                                   Title:  Trustee
                                           ________________________




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
                                   FRIEDMAN FLEISCHER & LOWE - CPS, LLC

                                   By: /s/ Spencer Fleischer
                                       _________________________________________
                                   Name: Spencer Fleischer
                                         _______________________________________
                                   Title:  Executive Vice President






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
                                   CREATIVE INFORMATION SYSTEMS, LP

                                   By: /s/ NJ Metcalf
                                       _________________________________________
                                   Name: NJ Metcalf
                                         _______________________________________
                                   Title: General Partner




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
                                   RVG CS CORP.

                                   By: /s/ Kyle Anderson
                                       _________________________________________
                                   Name: Kyle Anderson
                                         _______________________________________
                                   Title: President





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
                                   /s/ John K. Delaney
                                   _____________________________________________
                                   John K. Delaney




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               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   /s/ Jason M. Fish
                                   _____________________________________________
                                   Jason M. Fish






                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO CHARLES T. SPALDING

                                   By:  /s/ Francis A. Martin, III
                                        __________________________
                                   Name:  Francis A. Martin, III
                                          ________________________
                                   Title:  Trustee
                                           _______________________





                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO PATRICK M. SPALDING

                                   By: /s/ Francis A. Martin, III
                                       _____________________________
                                   Name:  Francis A. Martin, III
                                          __________________________
                                   Title:  Trustee
                                           _________________________





                             Signature page for the
               Amended and Restated Registration Rights Agreement
                                       of
                           CapitalSource Holdings LLC

                                   FRANCIS A. MARTIN, III, TRUSTEE
                                   FBO CONSUELO T.M. SPALDING

                                   By: /s/ Francis A. Martin, III
                                       ____________________________
                                   Name:  Francis A. Martin, III
                                          _________________________
                                   Title:  Trustee
                                           ________________________




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
                                     ANNEX A

                               AFFILIATED ENTITIES

The following Holders are deemed to be Affiliated Entities:

1.       Farallon Entities:
         Farallon CS Institutional Finance II, L.P.
         Farallon Capital Partners, L.P.
         RR Capital Partners, L.P.
         Farallon Capital Institutional Partners, L.P.
         Farallon Capital Institutional Partners II, L.P.
         Farallon Capital Institutional Partners III, L.P.


2.       Madison Dearborn Entities:
         Madison Dearborn Capital Partners III, L.P.
         Madison Dearborn Special Equity III, L.P.
         Special Advisors Fund I, LLC
         Special Co-Invest Partners I


3.       Highfields Entities:
         Highfields Capital I LP
         Highfields Capital II LP
         HCLSF, Inc.


4.       Och Ziff Entities:
         OZ Domestic Partners, L.P.
         OZ SPC II, Inc.


5.       Rosewood Entities:
         RVG III L.P.
         RVG IV L.P.


6.       Hellman Entities:
         Pacific Avenue Group, L.P., General Partner
         Marco F. Hellman Trust "B", Trustee
         FWH Associates, L.P., General Partner

                                     ANNEX B

                                 John K. Delaney
                                  Jason M. Fish